UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

OCTOBER 31, 2006

Annual Report
to Shareholders

DWS Short Duration Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Investors in the fund should be able to withstand fluctuations in the fixed income markets. The yield and value of the fund changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities a fund invests. All of these factors may result in greater share price volatility. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return and rankings.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On August 21, 2006, the fund was reorganized from DWS Short Duration Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short Duration Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to August 21, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares for the periods prior to their inception on February 28, 2003 are derived from the historical performance of Institutional Class shares of the DWS Short Duration Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/06
DWS Short Duration Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.44%	2.87%	3.14%	4.73%
Class B	3.81%	2.24%	2.47%	4.00%
Class C	3.81%	2.23%	2.45%	3.99%
Institutional Class	4.47%	2.89%	3.24%	4.91%
Merrill Lynch 1-3 Year US Treasury Index+	4.15%	2.17%	2.68%	4.71%
Blended Index++	4.15%	2.17%	2.01%	3.78%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/06	$ 9.91	$ 9.91	$ 9.90	$ 9.92
10/31/05	$ 9.89	$ 9.89	$ 9.88	$ 9.90
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .41	$ .35	$ .35	$ .41
October Income Dividend	$ .0371	$ .0308	$ .0308	$ .0390
SEC 30-day Yield+++ as of 10/31/06	4.57%	3.94%	3.94%	4.94%
Current Annualized Distribution Rate+++ as of 10/31/06	4.41%	3.66%	3.66%	4.63%

+++ The SEC yield is net investment income per share earned over the month ended October 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.16%, 3.48%, 3.50% and 4.58% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.00%, 3.20%, 3.22% and 4.27% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Institutional Class Lipper Rankings — Short Investment Grade Debt Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	52	of	232	23
3-Year	34	of	192	18
5-Year	25	of	139	18
10-Year	8	of	70	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Duration Fund — Class A [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/06
DWS Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,157	$10,586	$11,353	$15,438
	Average annual total return	1.57%	1.91%	2.57%	4.44%
Class B	Growth of $10,000	$10,081	$10,489	$11,202	$14,799
	Average annual total return	.81%	1.60%	2.30%	4.00%
Class C	Growth of $10,000	$10,381	$10,685	$11,288	$14,784
	Average annual total return	3.81%	2.23%	2.45%	3.99%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $10,000	$10,415	$10,666	$11,412	$15,848
	Average annual total return	4.15%	2.17%	2.68%	4.71%
Blended Index++	Growth of $10,000	$10,415	$10,666	$11,048	$14,498
	Average annual total return	4.15%	2.17%	2.01%	3.78%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS Short Duration Fund — Institutional Class [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended October 31
Comparative Results as of 10/31/06
DWS Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,044,700	$1,089,400	$1,172,600	$1,614,600
	Average annual total return	4.47%	2.89%	3.24%	4.91%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $1,000,000	$1,041,500	$1,066,600	$1,141,200	$1,584,800
	Average annual total return	4.15%	2.17%	2.68%	4.71%
Blended Index++	Growth of $1,000,000	$1,041,500	$1,066,600	$1,104,800	$1,449,800
	Average annual total return	4.15%	2.17%	2.01%	3.78%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.

++ The Blended Index consists of the returns for the Lehman Brothers Short Treasury Index (the Fund's former benchmark) from the Fund's inception to February 28, 2003 and the Merrill Lynch 1-3 Year US Treasury Index from March 31, 2003 to the report date. The advisor believes this blended benchmark more accurately reflects the Fund's historical performance. The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities of one year or less.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return and rankings.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Return and rankings may differ by share class.

On August 21, 2006, the fund was reorganized from DWS Short Duration Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS Short Duration Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to August 21, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of the DWS Short Duration Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/06
DWS Short Duration Fund	1-Year	3-Year	5-Year	10-Year
Class S	4.29%	2.73%	3.06%	4.72%
Merrill Lynch 1-3 Year US Treasury Index+	4.15%	2.17%	2.68%	4.71%
Blended Index++	4.15%	2.17%	2.01%	3.78%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/06	$ 9.91
10/31/05	$ 9.89
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .39
October Income Dividend	$ .0393
SEC 30-day Yield+++ as of 10/31/06	4.97%
Current Annualized Distribution Rate+++ as of 10/31/06	4.67%

+++ The SEC yield is net investment income per share earned over the month ended October 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.40% for Class S had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.10% for Class S had certain expenses not been reduced. Yields and distribution rates are historical, not guarantee and will fluctuate.

Class S Lipper Rankings — Short Investment Grade Debt Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	79	of	232	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short Duration Fund — Class S [] Merrill Lynch 1-3 Year US Treasury Index+ [] Blended Index++

Yearly periods ended October 31
Comparative Results as of 10/31/06
DWS Short Duration Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,429	$10,842	$11,627	$15,857
	Average annual total return	4.29%	2.73%	3.06%	4.72%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $10,000	$10,415	$10,666	$11,412	$15,848
	Average annual total return	4.15%	2.17%	2.68%	4.71%
Blended Index++	Growth of $10,000	$10,415	$10,666	$11,048	$14,498
	Average annual total return	4.15%	2.17%	2.01%	3.78%

The growth of $10,000 is cumulative.

+ Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.

++ The Blended Index consists of the returns for the Lehman Brothers Short Treasury Index (the Fund's former benchmark) from the Fund's inception to February 28, 2003 and the Merrill Lynch 1-3 Year US Treasury Index from March 31, 2003 to the report date. The advisor believes this blended benchmark more accurately reflects the Fund's historical performance. The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities of one year or less.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2006 to October 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,030.40	$ 1,026.20	$ 1,027.20	$ 1,030.60	$ 1,030.00
Expenses Paid per $1,000*	$ 2.97	$ 6.18	$ 6.18	$ 3.43	$ 2.76
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,022.28	$ 1,019.11	$ 1,019.11	$ 1,021.83	$ 1,022.48
Expenses Paid per $1,000*	$ 2.96	$ 6.16	$ 6.16	$ 3.41	$ 2.75

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short Duration Fund	.58%	1.21%	1.21%	.67%	.54%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Short Duration Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the DWS Short Duration Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, is the subadvisor for the fund. AAMI provides a full range of international investment advisory services to institutional and retail clients.

AAMI is a direct wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983.

Portfolio Management Team

The fund's subadvisor is AAMI. The following members of the management team handle the day-to-day operations of the fund.

Gary W. Bartlett, CFA

CIO for Active Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III

Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.

BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty

Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.

BA from SUNY Stony Brook.

J. Christopher Gagnier

Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at Paine Webber and Continental Bank.

BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA

Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.

BS from Villanova University.

Timothy C. Vile, CFA

Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

BS from Susquehanna University.

William T. Lissenden

Portfolio manager for Core Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. in 2005.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.

BS from St. Peter's College; MBA from Baruch College.

In the following interview, Gary W. Bartlett, senior portfolio manager for DWS Short Duration Fund, discusses the recent market environment and strategy in managing the fund during its most recent annual period ended October 31, 2006.

Q: How did the bond market perform?

A: The 12-month period ending October 31, 2006 was one of marked change for the bond market. First, the headline event was the changing of the guard at the US Federal Reserve Board (the Fed) as Alan Greenspan stepped down in January and was succeeded as chairman by Ben Bernanke. Second, although not directly linked, the Fed's monetary policy also changed during the period. After 17 consecutive rate hikes beginning in mid-2004, the Fed paused in mid-2006, signaling the end of the tightening regimen. Third, the shape of the Treasury yield curve also altered dramatically over the last 12 months.1 After beginning the period in a flattening trend, the curve ended the period inverted. The yield on the benchmark 10-year Treasury, despite moving within a wide band of 92 basis points during the year, ended the period only 5 bps higher at 4.60%. The yield on the 2-year treasury closed at 4.70%, up 32 basis points over the period. All in the context of a Fed target rate that, notwithstanding the cessation of tightening, still climbed 1.50% during the early part of the period and remains fixed at 5.25%.

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index consisting of all public US Treasury obligations having maturities from 1 to 2.99 years. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

For the period, the Lehman Brothers Aggregate Bond Index returned 5.19% and the Merrill Lynch 1-3 Year Treasury Index delivered 4.15%.2 In the short (1-3 year) market, generally tighter spreads, albeit slightly, helped most spread sectors to outperform comparable duration treasuries for the period.3 The exception was single-family mortgage-backed securities, which posted negative excess returns as balloons — which we do not currently invest in — underperformed dramatically.

Q: How did the fund perform?

A: For the 12-month period ended October 31, 2006, DWS Short Duration Fund Class A shares returned 4.44%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) This compares with 4.10% for the average fund in the Lipper Short Investment-Grade Debt Funds category and 4.15% for the Merrill Lynch 1-3 Year Treasury Index, the fund's benchmark.4

3 Spread sectors are non-Treasury bond sectors of the fixed-income market.

4 The Lipper Short Investment-Grade Debt Funds category consist of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into this category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

Q: What factors contributed to and detracted from the fund's performance?

A: Our investment in corporate bonds, which had been pared earlier in the year in light of our heightened risk profile, particularly in the context of broadly fair to full market valuations, was increased late in the period as shorter securities reflected better valuations. An area of particular emphasis within our corporate positioning, as well as within the corporate bond market headlines recently, is the broadly defined Hybrid Capital Securities market. This market underperformed early in the year when the regulatory treatment of the securities came under review, causing consternation in the buyer base, and thus widening of their spreads. In recent months, these securities have regained that lost performance, and then some, after it appeared that market participants' and regulators' views of the securities seemed to converge toward our own view of their creditworthiness and structural integrity. In other corporate subsectors, holdings in insurance, which benefited from a benign hurricane season; banks, which reported steady profits; and media cable all aided performance. Sovereign bonds, included in the noncorporate sector, also performed well and our underweight to this credit sector was a drag on performance.5

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Our mortgage positioning remains purposefully positioned in what we view as the cheapest cash flows in the US mortgage market. A combination of last-cash flow hybrid adjustable rate mortgages (ARMs) and PAC bonds make up the majority of our mortgage weighting, while the indices consist entirely of agency pass-throughs. In general, pass-through mortgages have performed well in the context of excess foreign demand and ever-lower volatility. However, in the one-to-three year market, mortgages posted negative returns as balloons underperformed dramatically. We have continued to sell into strong demand, reflecting our view of the technical overvaluation of pass-throughs, largely as a result of the bid from foreign banks, heavily weighted with US dollars to invest from their trade surplus with the United States. Furthermore, the historically low level of volatility has made mortgage valuations in widely used option-adjusted spread (OAS) valuation models more attractive. These benign volatility levels are unlikely to persist for an extended period, and we believe more rational pass-through valuations will result when the normalization ensues. Along with that, valuations of the structured mortgages we presently hold should benefit nicely and aid future performance. While hybrid ARMs have detracted from our relative performance during the most recent quarter, they've been a positive contributor relative to the benchmark for the period, and remain a relatively attractive investment in the front end of the curve.

Our positioning in the asset-backed sector again reflects our views on market valuation relative to fundamentals. With valuations particularly full, we remain relatively conservatively positioned largely in one-year and under asset-backed securities, mostly in the Home Equity Loan sector of the asset-backed securities (ABS) market. This strategy has benefited the fund as housing-related ABS have been the top-performing subsectors, delivering excess returns above those of the other spread sectors for the period.

We continue to find attractive relative valuation in the commercial mortgage market (CMBS), particularly in the highest quality AAA part of the capital structure, and remain overweight the sector. Commercial property cash flows, and thus, credit fundamentals of CMBS bonds, are improving. CMBS led all spread sectors in excess returns for the period and our overweight was a positive contributor to performance.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	10/31/06	10/31/05

Commercial and Non-Agency Mortgage-Backed Securities	34%	24%
Corporate Bonds	17%	19%
Asset Backed	13%	15%
US Treasury Obligations	10%	17%
Collateralized Mortgage Obligations	7%	10%
Foreign Bonds — US$ Denominated	7%	3%
Municipal Bonds and Notes	7%	7%
US Government Agency Sponsored Pass-Throughs	2%	2%
Cash Equivalents	1%	2%
Government National Mortgage Association	1%	1%
Preferred Stocks	1%	—
	100%	100%
Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/06	10/31/05

Financials	52%	57%
Utilities	24%	20%
Consumer Discretionary	12%	9%
Energy	7%	—
Telecommunication Services	5%	8%
Industrials	—	6%
	100%	100%
Quality (Excludes Securities Lending Collateral)	10/31/06	10/31/05

US Government and Agencies	20%	30%
AAA*	53%	46%
AA	2%	2%
A	10%	10%
BBB	14%	12%
Below BBB	1%	—
	100%	100%

* Includes cash equivalents

Asset allocation, corporate and foreign bonds diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	10/31/06	10/31/05

Under 1 year	35%	30%
1-4.99 years	63%	70%
5-9.99 years	2%	—
	100%	100%

Weighted average effective maturity: 2.12 years and 1.69 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2006

	Principal Amount ($)	Value ($)

Corporate Bonds 17.2%
Consumer Discretionary 3.0%
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	1,596,000	1,696,181
DaimlerChrysler NA Holding Corp., Series E, 6.019%*, 10/31/2008	581,000	582,843
Viacom, Inc., 5.75%, 4/30/2011	1,185,000	1,186,475
		3,465,499
Energy 0.8%
Anadarko Petroleum Corp., 5.79%*, 9/15/2009	660,000	660,952
Enterprise Products Operating LP, 7.5%, 2/1/2011	300,000	321,465
		982,417
Financials 7.4%
American General Finance Corp.:
Series H, 4.625%, 9/1/2010	625,000	610,812
Series I, 4.875%, 5/15/2010	626,000	617,570
Capital One Bank, 5.0%, 6/15/2009	400,000	397,920
Citizens Property Insurance Corp., Series 1997-A, 144A, 6.85%, 8/25/2007	585,000	591,165
Duke Capital LLC, 4.331%, 11/16/2006	775,000	774,662
Erac Usa Finance Co., 144A, 5.626%*, 4/30/2009	1,389,000	1,391,268
Hartford Financial Services Group, Inc., 5.55%, 8/16/2008	740,000	743,996
Popular North America, Inc., Series F, 5.2%, 12/12/2007	297,000	295,859
Residential Capital Corp., 144A, 7.204%*, 4/17/2009	1,100,000	1,102,462
Sovereign Bancorp, Inc., 144A, 4.8%, 9/1/2010	1,079,000	1,057,969
The Goldman Sachs Group, Inc., 5.0%, 1/15/2011	920,000	911,544
		8,495,227
Utilities 6.0%
Ameren Corp., 4.263%, 5/15/2007	435,000	432,081
CC Funding Trust I, 6.9%, 2/16/2007	505,000	506,919
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	180,000	182,039
Cinergy Global Resources, Inc., 144A, 6.2%, 11/3/2008	650,000	659,894
Dominion Resources, Inc., Series 06-B, 6.3%, 9/30/2066	1,600,000	1,602,019
Entergy Gulf States, Inc., 5.12%, 8/1/2010	605,000	592,865
Kansas City Power & Light Co., Series B, 6.0%, 3/15/2007	635,000	636,393
Northeast Utilities, Series B, 3.3%, 6/1/2008	885,000	855,969
PSI Energy, Inc., 7.85%, 10/15/2007	810,000	827,748
Public Service Co. of New Mexico, 4.4%, 9/15/2008	650,000	637,920
		6,933,847
Total Corporate Bonds (Cost $19,946,053)		19,876,990

Foreign Bonds — US$ Denominated 7.3%
Energy 0.8%
Transocean, Inc., 5.591%*, 9/5/2008	950,000	950,231
Financials 5.3%
Banco Mercantil del Norte SA, Series A, 144A, 6.135%, 10/13/2016	527,000	529,584
Deutsche Telekom International Finance BV, 5.375%, 3/23/2011	1,380,000	1,377,624
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,305,000	1,282,821
Mizuho Financial Group, (Cayman), 8.375%, 12/29/2049	850,000	899,980
Oil Insurance Ltd., 144A, 7.558%, 12/29/2049	1,325,000	1,378,371
Royal Bank of Scotland Group PLC, Series 1, 9.118%, 3/31/2049	572,000	637,015
		6,105,395
Telecommunication Services 1.2%
Telecom Italia Capital:
4.0%, 1/15/2010	918,000	874,365
6.2%, 7/18/2011	514,000	524,047
		1,398,412
Total Foreign Bonds — US$ Denominated (Cost $8,395,740)		8,454,038

Asset Backed 13.3%
Automobile Receivables 2.3%
GS Auto Loan Trust, "A4", Series 2003-1, 2.716%, 6/15/2010	237,461	236,660
Household Automotive Trust, "A2", Series 2006-3, 5.38%, 12/17/2009	1,370,000	1,369,906
LAI Vehicle Lease Securitization Trust, "A", Series 2005-A, 144A, 4.56%, 11/15/2012	791,991	784,253
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	71,746	71,595
"B", Series 2002-2, 4.67%, 3/15/2010	179,641	179,111
"B", Series 2002-1, 5.37%, 1/15/2010	68	68
		2,641,593
Home Equity Loans 11.0%
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	67,424	67,588
Chase Funding Mortgage Loan Asset-Backed Certificates, "1A3", Series 2003-6, 3.34%, 5/25/2026	997,178	979,846
Citifinancial Mortgage Securities, Inc., "AF2", Series 2004-1, 2.645%, 4/25/2034	809,136	785,308
Countrywide Asset-Backed Certificates, "2A3", Series 2005-12, 5.069%, 2/25/2036	705,000	699,142
Credit-Based Asset Servicing and Securities, "A4", Series 2004-CB4, 5.497%, 5/25/2035	599,831	597,184
Equity One ABS, Inc., "AF4", Series 2004-1, 4.145%, 4/25/2034	896,645	877,475
First Franklin Mortgage Loan NIM, "A", Series 2005-FFH2, 144A, 4.75%, 4/27/2035	55,020	54,854
Household Home Equity Loan Trust, "A1F", Series 2006-3, 5.98%, 3/20/2036	1,025,000	1,024,967
Merrill Lynch Mortgage Investors Trust, "A1A", Series 2005-NCB, 5.451%, 7/25/2036	236,130	235,064
Merrill Lynch Mortgage Investors, Inc., "N1", Series 2005-NC1N, 144A, 5.0%, 10/25/2035	22,543	22,543
New Century Home Equity Loan Trust, "A2", Series 2005-A, 4.461%, 8/25/2035	599,928	594,371
Renaissance Home Equity Loan Trust:
"AF2", Series 2005-2, 4.361%, 8/25/2035	705,000	698,284
"AF3", Series 2005-2, 4.499%, 8/25/2035	1,088,000	1,072,435
"AF2", Series 2005-3, 4.723%, 11/25/2035	1,155,000	1,145,663
"AF1", Series 2006-3, 5.917%, 11/25/2036	1,052,587	1,052,159
Residential Asset Mortgage Products, Inc.:
"AI3", Series 2004-RS4, 4.003%, 1/25/2030	344,999	342,962
"AI5", Series 2003-RS9, 4.99%, 3/25/2031	397,717	394,608
Residential Asset Securities Corp., "AI3", Series 2004-KS9, 3.79%, 8/25/2029	555,897	547,839
Sail Net Interest Margin Notes, "A", Series 2005-6A, 144A, 4.75%, 7/27/2035	222,776	222,208
Securitized Asset Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036	402,916	401,431
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029	272,955	271,885
Wells Fargo Home Equity Trust, "AI2", Series 2004-2, 3.45%, 5/25/2034	589,015	585,306
		12,673,122
Total Asset Backed (Cost $15,330,377)		15,314,715

US Government Agency Sponsored Pass-Throughs 1.4%
Federal Home Loan Mortgage Corp.:
5.5%, with various maturities from 1/1/2008 until 3/1/2010	345,746	345,767
6.0%, with various maturities from 10/1/2008 until 11/1/2009	85,370	85,710
7.0%, 3/1/2013	142,463	145,972
Federal National Mortgage Association:
6.0%, with various maturities from 6/1/2009 until 3/1/2017	956,751	967,786
8.0%, 4/1/2007	374	376
8.5%, 10/1/2010	21,089	21,076
Total US Government Agency Sponsored Pass-Throughs (Cost $1,596,052)		1,566,687

Commercial and Non-Agency Mortgage-Backed Securities 34.5%
ABN AMRO Mortgage Corp., "A5", Series 2003-4, 4.75%, 3/25/2033	532,262	526,407
American Home Mortgage Investment Trust, "5A3", Series 2005-2, 5.077%, 9/25/2035	770,000	762,806
Banc of America Commercial Mortgage, Inc., "A1A", Series 2000-1, 7.109%, 11/15/2031	1,101,598	1,116,640
Banc of America Mortgage Securities, "2A2", Series 2003-1, 5.25%, 2/25/2018	556,599	553,790
Bear Stearns Adjustable Rate Mortgage Trust:
"2A3", Series 2005-4, 4.45%*, 8/25/2035	595,000	581,674
"2A1", Series 2004-12, 4.472%*, 2/25/2035	664,395	655,208
Cendant Mortgage Corp.:
"A6", Series 2003-1, 5.5%, 2/25/2033	104,870	104,238
"A5", Series 2003-1, 5.5%, 2/25/2033	789,024	786,317
Chase Mortgage Finance Corp., "2A1", Series 2004-S3, 5.25%, 3/25/2034	503,550	499,319
Citicorp Mortgage Securities, Inc.:
"1A1", Series 2003-5, 5.5%, 4/25/2033	361,610	359,313
"1A1", Series 2004-8, 5.5%, 10/25/2034	1,178,476	1,183,598
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2006-AR2, 5.552%*, 3/25/2036	2,083,525	2,090,284
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	800,146	815,149
Countrywide Alternative Loan Trust:
"1A1", Series 2004-2CB, 4.25%, 3/25/2034	662,510	649,138
"A2", Series 2003-6T2, 5.0%, 6/25/2033	556,315	551,911
"2A1", Series 2004-28CB, 5.0%, 1/25/2035	439,941	434,306
"A2", Series 2004-29CB, 5.0%, 1/25/2035	532,529	524,697
"A2", Series 2002-18, 5.25%, 2/25/2033	942,368	937,087
"1A5", Series 2003-J1, 5.25%, 10/25/2033	520,304	516,423
"1A15", Series 2005-J10, 5.5%, 10/25/2035	742,386	738,852
"1A1", Series 2004-J1, 6.0%, 2/25/2034	167,349	166,632
"A1", Series 2004-35T2, 6.0%, 2/25/2035	614,720	614,938
"A4", Series 2002-11, 6.25%, 10/25/2032	364,324	364,496
Countrywide Home Loans:
"A15", Series 2002-34, 4.75%, 1/25/2033	802,714	790,152
"A2", Series 2004-19, 5.25%, 10/25/2034	912,340	906,504
"2A17", Series 2004-13, 5.75%, 8/25/2034	1,244,702	1,240,112
DLJ Commercial Mortgage Corp.:
"A1B", Series 1998-CF1, 6.41%, 2/18/2031	758,489	765,111
"A1A", Series 1999-CG2, 6.88%, 6/10/2032	185,214	185,935
Fisrt Horizon Mortgage Pass-Through Trust, "1A1", Series 2003-5, 5.25%, 4/25/2022	991,637	984,721
GMAC Commercial Mortgage Securities, Inc.:
"C", Series 1998-C1, 6.806%, 5/15/2030	375,000	382,272
"A3", Series 1997-C1, 6.869%, 7/15/2029	1,272,700	1,279,741
"D", Series 1997-C1, 6.997%, 7/15/2029	1,010,000	1,020,532
GSAA Home Equity Trust, "AF3", Series 2004-NC1, 3.519%, 11/25/2033	310,884	307,329
Indymac Inda Mortgage Loan Trust, "1A1", Series 2006-AR3, 5.403%, 12/25/2036	1,140,000	1,133,053
JPMorgan Commercial Mortgage Finance Corp., "C", Series 1997-C5, 7.239%, 9/15/2029	1,625,000	1,640,606
Master Asset Securitization Trust, "2A1", Series 2004-4, 5.0%, 4/25/2034	919,226	905,947
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	110,000	106,322
Mortgage Capital Funding, Inc.:
"B", Series 1998-MC1, 6.779%, 3/18/2030	1,180,000	1,197,112
"F", Series 1997-MC2, 144A, 7.214%, 11/20/2027	385,000	387,265
Nationslink Funding Corp., "B", Series 1998-2, 6.795%, 8/20/2030	1,115,000	1,141,453
Residential Accredit Loans, Inc.:
"A6", Series 2002-QS19, 5.125%, 12/25/2032	1,050,478	1,041,478
"1A1", Series 2004-QS16, 5.5%, 12/25/2034	839,219	833,672
"A2", Series 2006-QS4, 6.0%, 4/25/2036	1,234,043	1,239,316
Residential Asset Mortgage Products, Inc., "A4", Series 2003-RZ4, 4.04%, 12/25/2030	860,000	850,972
Residential Asset Securitization Trust:
"2A1", Series 2003-A15, 5.25%, 2/25/2034	579,898	575,028
"A1", Series 2004-A1, 5.25%, 4/25/2034	589,416	580,397
Residential Funding Mortgage Security I, "A2", Series 2003-S3, 5.25%, 2/25/2018	745,473	741,491
SG Mortgage Securities NIM Trust, "2N1", Series 2005-OPT1, 144A, 5.32%, 10/25/2035	54,455	54,421
TIAA Real Estate CDO Ltd.:
"A3", Series 2001-C1A, 144A, 6.56%, 6/19/2026	443,916	450,361
"A", Series 1999-1, 144A, 7.17%, 1/15/2032	499,662	502,529
Washington Mutual, "2A1", Series 2002-S8, 4.5%, 1/25/2018	447,732	444,405
Washington Mutual MSC Mortgage Pass-Through Certificate, "2A6", Series 2002-MS9, 5.25%, 12/25/2017	756,152	749,998
Wells Fargo Mortgage Backed Securities Trust:
"1A1", Series 2005-9, 4.75%, 10/25/2035	862,392	848,149
"1A22", Series 2003-3, 5.0%, 4/25/2033	144,226	143,467
"1A3", Series 2006-6, 5.75%, 5/25/2036	893,461	896,605
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $40,280,629)		39,859,679

Municipal Bonds and Notes 6.5%
Brooklyn Park, MN, Economic Development Authority, Tax Increment Revenue, Series 3, 4.43%, 9/1/2009 (b)	405,000	395,839
California, Statewide Communities Development Authority Revenue, Taxable-Butte County Workers Notes, 3.59%, 5/1/2008 (b)	1,508,000	1,484,430
La Vernia, TX, Higher Education Finance Corp. Revenue, Southwest Winners, Series B, 144A, 5.7%, 2/15/2011 (b)	650,000	652,756
Los Angeles County, CA, Pension Obligation, Series D, 6.92%, 6/30/2007 (b)	500,000	505,320
Mission, KS, General Obligation, Series 2, 5.5%, 6/1/2008	1,500,000	1,501,755
Mount Laurel Township, NJ, Municipal Utilities Authority System Revenue, Series B, 2.85%, 7/1/2007 (b)	865,000	851,212
New Orleans, LA, Finance Authority Revenue, 5.85%**, 7/15/2021	790,000	790,000
Orlando, FL, Greater Orlando Aviation Authority, Airport Facilities Revenue, Series A, 5.42%, 10/1/2010 (b)	615,000	625,147
Sedgwick & Shawnee County, KS, Single Family Revenue, Series B, 8.375%, 6/1/2018	5,000	5,084
Toms River, NJ, School District, Refunding Taxable Regional Schools, 3.286%, 7/15/2007 (b)	620,000	611,438
Willoughby, OH, Multi-Family Housing Mortgage Revenue, Oak Hill, Series B, 5.5%, 9/20/2007	40,000	39,902
Total Municipal Bonds and Notes (Cost $7,502,948)		7,462,883

Collateralized Mortgage Obligations 6.5%
Fannie Mae Whole Loan, "A2", Series 2004-W3, 3.75%, 5/25/2034	795,367	786,703
Federal Home Loan Mortgage Corp.:
"MH", Series 2660, 3.5%, 5/15/2018	90,490	90,163
"PN", Series 2544, 4.5%, 3/15/2026	656,985	650,471
"HG", Series 2543, 4.75%, 9/15/2028	160,039	158,622
"WJ", Series 2557, 5.0%, 7/15/2014	1,030,962	1,025,674
"AB", Series 3197, 5.5%, 8/15/2013	1,362,386	1,364,223
"N", Series 2141, 5.55%, 11/15/2027	451,560	450,711
"QE", Series 2113, 6.0%, 11/15/2027	239,193	239,742
"PE", Series 2123, 6.0%, 12/15/2027	137,457	137,777
"I", Series 128, 6.5%, 2/15/2021	359	357
"LA", Series 1343, 8.0%, 8/15/2022	301,223	301,691
Federal National Mortgage Association:
"GU", Series 2003-63, 4.0%, 7/25/2033	424,876	417,076
"AY", Series 2004-45, 4.5%, 12/25/2018	192,903	191,869
"PC", Series 2003-33, 4.5%, 3/25/2027	428,254	426,280
"OC", Series 2002-73, 5.0%, 4/25/2014	600,259	596,761
"LA", Series 2002-50, 5.0%, 12/25/2029	113,169	112,680
"A2", Series 1998-M6, 6.32%, 8/15/2008	546,639	554,296
"TP", Series 2002-65, 7.0%, 3/25/2031	14,072	14,084
Total Collateralized Mortgage Obligations (Cost $7,802,986)		7,519,180

Government National Mortgage Association 1.2%
Government National Mortgage Association, 6.5%, 8/20/2034 (Cost $1,486,899)	1,413,151	1,448,646

US Treasury Obligations 10.1%
US Treasury Notes:
3.625%, 4/30/2007	1,529,000	1,518,369
4.5%, 2/28/2011	10,163,000	10,133,619
Total US Treasury Obligations (Cost $11,631,416)		11,651,988
	Shares	Value ($)

Preferred Stocks 0.9%
Wachovia Capital Trust III, 5.8%	585,000	590,152
ZFS Finance USA Trust I 144A, 6.15%(a)	500,000	502,877
Total Preferred Stocks (Cost $1,074,972)		1,093,029

Securities Lending Collateral 0.4%
Daily Assets Fund Institutional, 5.32% (c) (d) (Cost $416,000)	416,000	416,000

Cash Equivalents 1.4%
Cash Management QP Trust, 5.31% (e) (Cost $1,565,158)	1,565,158	1,565,158
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $117,029,230)+	100.7	116,228,993
Other Assets and Liabilities, Net	(0.7)	(838,644)
Net Assets	100.0	115,390,349

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rates as of October 31, 2006.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of October 31, 2006.

+ The cost for federal income tax purposes was $117,038,771. At October 31, 2006, net unrealized depreciation for all securities based on tax cost was $809,778. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $350,742 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,160,520.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2006 amounted to $402,301 which is 0.3% of net assets.

(b) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Assurance Corp.	1.3
American Capital Access	0.6
Federal Security Assurance, Inc.	0.5
MBIA Corp.	1.7
Radian Asset Assurance, Inc.	0.3

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., and the Federal National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2006
Assets
Investments: Investments in securities, at value (cost $115,048,072) — including $402,301 of securities loaned	$ 114,247,835
Investment in Daily Assets Fund Institutional (cost $416,000)*	416,000
Investment in Cash Management QP Trust (cost $1,565,158)	1,565,158
Total investments in securities, at value (cost $117,029,230)	116,228,993
Cash	79,088
Receivable for investments sold	16,709,060
Interest receivable	766,650
Receivable for Fund shares sold	186,094
Due from Advisor	69,977
Other assets	33,540
Total assets	134,073,402
Liabilities
Payable for investments purchased	16,639,846
Payable for when-issued and forward delivery securities	674,144
Distributions payable	85,074
Payable for Fund shares redeemed	636,226
Payable upon return of securities loaned	416,000
Accrued management fee	127,440
Other accrued expenses and payables	104,323
Total liabilities	18,683,053
Net assets, at value	$ 115,390,349
Net Assets
Net assets consist of: Undistributed net investment income	117,117
Net unrealized appreciation (depreciation) on investments	(800,237)
Accumulated net realized gain (loss)	(2,907,592)
Paid-in capital	118,981,061
Net assets, at value	$ 115,390,349

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($63,365,054 ÷ 6,395,569 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.91
Maximum offering price per share (100 ÷ 97.25 of $9.91)	$ 10.19

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,833,410 ÷ 790,341 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 9.91

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($24,150,130 ÷ 2,439,877 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 9.90
Class S Net Asset Value, offering and redemption price(a) per share ($585,693 ÷ 59,109 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.91

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($19,456,062 ÷ 1,960,949 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 9.92

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2006
Investment Income
Income: Interest (net of foreign taxes withheld of $79)	$ 6,796,112
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	11,183
Interest — Cash Management QP Trust	167,021
Total Income	6,974,316
Expenses: Investment Management Fee	589,246
Administration fee	47,519
Services to shareholders	40,841
Administrator service fee	120,253
Distribution and shareholder servicing fees	540,849
Custodian fees	10,792
Auditing	54,502
Legal	79,925
Trustees' fees and expenses	9,560
Reports to shareholders and shareholder meeting	73,176
Registration fees	67,951
Other	57,847
Total expenses before expense reductions	1,692,461
Expense reductions	(632,581)
Total expenses after expense reductions	1,059,880
Net investment income	5,914,436
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(1,173,933)
Net unrealized appreciation (depreciation) during the period on investments	1,306,999
Net gain (loss) on investment transactions	133,066
Net increase (decrease) in net assets resulting from operations	$ 6,047,502

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 5,914,436	$ 4,922,215
Net realized gain (loss) on investment transactions	(1,173,933)	(1,632,725)
Net unrealized appreciation (depreciation) during the period on investment transactions	1,306,999	(1,181,900)
Net increase (decrease) in net assets resulting from operations	6,047,502	2,107,590
Distributions to shareholders from: Net investment income: Class A	(3,082,037)	(2,473,126)
Class B	(292,226)	(243,619)
Class C	(965,473)	(903,174)
Class S	(14,678)	(5,478)
Institutional Class	(1,540,993)	(1,323,912)
Fund share transactions: Proceeds from shares sold	94,070,545	78,353,200
Reinvestment of distributions	4,408,380	3,310,844
Cost of shares redeemed	(135,568,279)	(114,635,278)
Redemption fees	11,119	334
Net increase (decrease) in net assets from Fund share transactions	(37,078,235)	(32,970,900)
Increase (decrease) in net assets	(36,926,140)	(35,812,619)
Net assets at beginning of period	152,316,489	188,129,108
Net assets at end of period (including undistributed net investment income of $117,117 and $98,089, respectively)	$ 115,390,349	$ 152,316,489

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.89	$ 10.06	$ 10.07	$ 10.09
Income from investment operations: Net investment income[b]	.41	.31	.27	.17
Net realized and unrealized gain (loss) on investment transactions	.02	(.16)	(.00)***	(.02)
Total from investment operations	.43	.15	.27	.15
Less distributions from: Net investment income	(.41)	(.32)	(.27)	(.17)
Net realized gain on investment transactions	—	—	(.01)	—
Total distributions	(.41)	(.32)	(.28)	(.17)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 9.91	$ 9.89	$ 10.06	$ 10.07
Total Return (%)[c]	4.44	1.50	2.68	1.52**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	79	82	52
Ratio of expenses before expense reductions (%)	1.03	.91	.89	.90*
Ratio of expenses after expense reductions (%)	.58	.55	.55	.55*
Ratio of net investment income (%)	4.16	3.15	2.69	2.57*
Portfolio turnover rate (%)	198	161	236	322

[a] For the period from February 28, 2003 (commencement of operations of Class A shares) to October 31, 2003.

[b] Based on average shares outstanding during period.

[c] Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended October 31,	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.89	$ 10.06	$ 10.07	$ 10.09
Income from investment operations: Net investment income[b]	.35	.25	.21	.13
Net realized and unrealized gain (loss) on investment transactions	.02	(.16)	(.01)	(.02)
Total from investment operations	.37	.09	.20	.11
Less distributions from: Net investment income	(.35)	(.26)	(.20)	(.13)
Net realized gain on investment transactions	—	—	(.01)	—
Total distributions	(.35)	(.26)	(.21)	(.13)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 9.91	$ 9.89	$ 10.06	$ 10.07
Total Return (%)[c]	3.81	.88	2.04	1.10**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9	11	8
Ratio of expenses before expense reductions (%)	1.77	1.65	1.64	1.64*
Ratio of expenses after expense reductions (%)	1.19	1.15	1.15	1.16*
Ratio of net investment income (%)	3.55	2.55	2.09	1.89*
Portfolio turnover rate (%)	198	161	236	322

[a] For the period from February 28, 2003 (commencement of operations of Class B shares) to October 31, 2003.

[b] Based on average shares outstanding during period.

[c] Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended October 31,	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.88	$ 10.05	$ 10.06	$ 10.09
Income from investment operations: Net investment income[b]	.35	.25	.21	.13
Net realized and unrealized gain (loss) on investment transactions	.02	(.16)	(.01)	(.03)
Total from investment operations	.37	.09	.20	.10
Less distributions from: Net investment income	(.35)	(.26)	(.20)	(.13)
Net realized gain on investment transactions	—	—	(.01)	—
Total distributions	(.35)	(.26)	(.21)	(.13)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 9.90	$ 9.88	$ 10.05	$ 10.06
Total Return (%)[c]	3.81	.88	2.03	1.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	31	37	28
Ratio of expenses before expense reductions (%)	1.79	1.65	1.64	1.64*
Ratio of expenses after expense reductions (%)	1.19	1.15	1.15	1.15*
Ratio of net investment income (%)	3.55	2.55	2.09	1.90*
Portfolio turnover rate (%)	198	161	236	322

[a] For the period from February 28, 2003 (commencement of operations of Class C shares) to October 31, 2003.

[b] Based on average shares outstanding during period.

[c] Total return does not reflect the effect of any sales charges. Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended October 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.89	$ 10.01
Income from investment operations: Net investment income[b]	.40	.23
Net realized and unrealized gain (loss) on investment transactions	.01	(.11)
Total from investment operations	.41	.12
Less distributions from: Net investment income	(.39)	(.24)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.91	$ 9.89
Total Return (%)[c]	4.29	1.19**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.60	.30
Ratio of expenses before expense reductions (%)	.98	.92*
Ratio of expenses after expense reductions (%)	.71	.74*
Ratio of net investment income (%)	4.03	3.07*
Portfolio turnover rate (%)	198	161

[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.90	$ 10.07	$ 10.07	$ 10.17	$ 10.18
Income from investment operations: Net investment income[a]	.41	.31	.27	.27	.40
Net realized and unrealized gain (loss) on investment transactions	.02	(.16)	(.00)*	.01	.07
Total from investment operations	.43	.15	.27	.28	.47
Less distributions from: Net investment income	(.41)	(.32)	(.26)	(.31)	(.46)
Net realized gain on investment transactions	—	—	(.01)	(.07)	(.02)
Total distributions	(.41)	(.32)	(.27)	(.38)	(.48)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 9.92	$ 9.90	$ 10.07	$ 10.07	$ 10.17
Total Return (%)[b]	4.47	1.50	2.74	2.80	4.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	33	58	129	76
Ratio of expenses before expense reductions (%)	.77	.66	.62	.68	.76
Ratio of expenses after expense reductions (%)	.56	.55	.55	.55	.55
Ratio of net investment income (%)	4.18	3.15	2.69	2.70	3.93
Portfolio turnover rate (%)	198	161	236	322	211
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Short Duration Fund (formerly Scudder Short Duration Fund) (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end investment management company. The Trust is organized as a business trust under the laws of the state of Delaware. On August 21, 2006, DWS Short Duration Fund became a series of DWS Advisor Funds. Prior to August 21, 2006, DWS Short Duration Fund was a series of DWS Investments Trust.

The Fund currently has multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Short Sales. The Fund may sell securities they do not own in an attempt to profit from an anticipated decline in their value or in order to hedge portfolio positions. The Fund borrows securities to complete the transaction. The Fund maintains collateral with the lender of the securities in the form of cash and/or liquid securities. At October 31, 2006, there were no securities sold short.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions were required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $2,898,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2012 ($83,000), October 31, 2013 ($1,646,000) and October 31, 2014 ($1,169,000), the respective expiration dates, whichever occurs first.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 202,191
Capital loss carryforwards	$ (2,898,000)
Net unrealized appreciation (depreciation) on investments	$ (809,778)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2006	2005
Distributions from ordinary income*	$ 5,895,407	$ 4,949,309

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $95,352,709 and $117,425,414, respectively. Purchases and sales of US Treasury securities aggregated $186,164,093 and $200,017,155, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned affiliate of Deutsche Bank AG, is the Fund's Advisor and Administrator.

On December 1,2005 , Aberdeen Asset Management PLC ("Aberdeen PLC") acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 2, 2005, and pursuant to a written contract with the Advisor, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen PLC, serves as a sub-advisor to the fund. AAMI is paid by the advisor for its services as the advisor.

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement (the "Investment Management Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to July 1, 2006 the management fee payable under the Investment Management Agreement was equal to an annualized rate of 0.40% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective July 1, 2006, under the Amended and Restated Investment Management Agreement, the fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

For the period from November 1, 2005 through June 30, 2006, the Advisor and Administrator had contractually agreed to waive a portion of their fees and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.55%
Class B	1.15%
Class C	1.15%
Class S	.74%
Institutional Class	.55%

For the period from July 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.55%
Class B	1.15%
Class C	1.15%
Class S	.71%
Institutional Class	.55%

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.70%
Class B	1.45%
Class C	1.45%
Class S	.45%
Institutional Class	.45%

Accordingly for the year ended October 31, 2006, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $206,674 and the amount charged aggregated $382,572 which was equivalent to an annualized effective rate of 0.26% of the Fund's average daily net assets.

In addition, for the year ended October 31, 2006, the Advisor reimbursed $646 of other expenses for the Institutional Class.

Administrator Service Fee. Prior to July 1, 2006, for its services as Administrator, DeAM, Inc. received a fee (the "Administrator Service Fee") of 0.12% of the average daily net assets of Class A, B, C and Institutional Class shares and 0.37% of the average daily net assets of Class S shares, computed and accrued daily and payable monthly.

For the period from November 1, 2005 to June 30, 2006, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2006	Annual Effective Rate
Class A	$ 61,502	$ 40,996	$ —	.04%
Class B	6,576	4,385	—	.04%
Class C	22,690	15,134	—	.04%
Class S	743	273	—	.23%
Institutional Class	28,742	19,160	—	.04%
	$ 120,253	$ 79,948	$ —

Effective July 1, 2006, the Administrative Services Agreement with DeAM was terminated and the Fund entered into an Administrative Services Agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG pursuant to which DeIM provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DeIM an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from July 1, 2006 through October 31, 2006, DeIM received an Administration Fee of $47,519, of which $11,536 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. Prior to July 1, 2006, the fees were paid under the Administrator Service Agreement with the Advisor. For the period from July 1, 2006 through October 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2006
Class A	$ 13,973	$ 13,973	$ —
Class B	1,418	1,418	—
Class C	6,368	6,368	—
Class S	368	201	—
Institutional Class	6,457	6,457	—
	$ 28,584	$ 28,417	$ —

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares and 0.25% of average daily net assets of Class A shares (through June 30, 2006). Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at October 31, 2006	Annual Effective Rate
Class A	$ 128,318	$ 120,679	$ —	.01%
Class B	61,841	9,904	13,863.63%
Class C	205,491	36,246	27,300.62%
	$ 395,650	$ 166,829	$ 41,163

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders and Class A shareholders (effective July 1, 2006), at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Waived	Unpaid at October 31, 2006	Annual Effective Rate
Class A	$ 57,975	$ 57,975	$ —	.00%
Class B	$ 20,114	$ 20,114	$ —	.00%
Class C	67,110	67,110	—	.00%
	$ 145,199	$ 145,199	$ —

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2006, aggregated $5,681.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2006, the CDSC for the Class B and C shares aggregated $37,169 and $19,983, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2006, DWS-SDI received $630.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $23,200, of which $6,720 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended October 31, 2006, the Advisor reimbursed the Fund $3,966 which represented a portion of the expected fee savings for the Advisor through June 30, 2006 related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended October 31, 2006, the custodian fee was reduced by $902 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,602,133	$ 45,353,858	5,316,526	$ 53,001,241
Class B	216,331	2,130,601	248,758	2,478,107
Class C	557,587	5,489,752	1,119,028	11,160,554
Class S	58,090	572,551	35,837*	356,661*
Institutional Class	4,108,549	40,523,783	1,137,767	11,356,637
		$ 94,070,545		$ 78,353,200
Shares issued to shareholders in reinvestment of distributions
Class A	258,394	$ 2,547,006	159,075	$ 1,585,148
Class B	21,260	209,746	19,357	193,006
Class C	61,369	604,511	55,191	549,624
Class S	1,248	12,308	531*	5,282*
Institutional Class	104,908	1,034,809	97,920	977,784
		$ 4,408,380		$ 3,310,844
Shares redeemed
Class A	(6,495,354)	$ (64,019,706)	(5,563,884)	$ (55,514,980)
Class B	(340,440)	(3,358,393)	(453,270)	(4,525,784)
Class C	(1,345,175)	(13,245,982)	(1,713,657)	(17,073,862)
Class S	(30,321)	(298,612)	(6,276)*	(62,587)*
Institutional Class	(5,537,987)	(54,645,586)	(3,746,716)	(37,458,065)
		$ (135,568,279)		$ (114,635,278)
Redemption fees		$ 11,119		$ 334
Net increase (decrease)
Class A	(1,634,827)	$ (16,109,187)	(88,283)	$ (928,376)
Class B	(102,849)	(1,018,046)	(185,155)	(1,854,622)
Class C	(726,219)	(7,150,271)	(539,438)	(5,363,684)
Class S	29,017	286,247	30,092*	299,376*
Institutional Class	(1,324,530)	(13,086,978)	(2,511,029)	(25,123,594)
		$ (37,078,235)		$ (32,970,900)

* For the period February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short Duration Fund (formerly Scudder Short Duration Fund) (the "Fund") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2006	PricewaterhouseCoopers LLP

Tax Information

Taxpayers filing on a calendar year basis will receive tax information for the 2006 calendar year after year end.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Short Duration Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Investments Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	229,475,182.312	2,617,703.165
Dawn-Marie Driscoll	229,385,362.059	2,707,523.418
Keith R. Fox	229,414,105.859	2,678,779.618
Kenneth C. Froewiss	229,543,244.169	2,549,641.308
Martin J. Gruber	229,465,700.091	2,627,185.386
Richard J. Herring	229,507,427.394	2,585,458.083
Graham E. Jones	229,329,443.182	2,763,442.295
Rebecca W. Rimel	229,303,664.866	2,789,220.611
Philip Saunders, Jr.	229,477,714.933	2,615,170.544
William N. Searcy, Jr.	229,369,895.540	2,723,989.937
Jean Gleason Stromberg	229,516,447.517	2,576,437.960
Carl W. Vogt	229,439,747.901	2,653,137.576
Axel Schwarzer	229,446,632,712	2,646,252.765

The Meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

II-A. Approval of an Amended and Restated Investment Management
Agreement with the Fund's Current Investment Advisor.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,285,053.327	90,110.130	283,946.692	1,637,909.000

II-B. Approval of an Amended and Restated Investment Management
Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,238,648.290	115,511.214	304,950.645	1,637,909.000

II-C. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,165,459.697	188,056.214	305,594.238	1,637,909.000

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,394,159.171	164,277.086	100,673.892	1,637,909.000

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,395,846.473	162,589.784	100,673.892	1,637,909.000

III-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,395,846.473	162,589.7484	100,673.892	1,637,909.000

III-D. Concentration

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,394,179.473	164,256.784	100,673.892	1,637,909.000

III-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,395,846.473	162,589.784	100,673.892	1,637,909.000

III-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,395,846.473	162,589.784	100,673.892	1,637,909.000

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,385,063.473	173,372.784	100,673.892	1,637,909.000

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,395,846.473	162,589.784	100,673.892	1,637,909.000

III-I. Portfolio Diversification for Diversified Funds

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,395,846.473	162,589.784	100,673.892	1,637,909.000

III-R. Options

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
6,385,063.473	173,372.784	100,673.892	1,637,909.000

VII. Adoption of a Rule 12b-1 Plan (Class B and Class C only).

Class B

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
319,991.610	4,681.000	30,038.134	93,609.000

Class C

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
1,086,676.231	64,394.000	77,873.477	379,617.000

The Meeting was reconvened on July 27, 2006, at which time the following matter was voted upon by the shareholders (the resulting vote is presented below):

VIII. Approval of Reorganization into a Massachusetts Business Trust.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
7,268,976.515	189,324.576	368,808.439	1,496.284.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeAM, Inc. and the current sub-advisory agreement between DeAM, Inc. and Aberdeen Asset Management Inc. ("AAMI") in September 2006. The Fund's current investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeAM, Inc. and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fee paid to AAMI is paid by DeAM, Inc. out of its fee and not directly by the Fund.

DeAM, Inc. and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeAM, Inc. is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeAM, Inc.'s and AAMI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeAM, Inc. by similar funds and institutional accounts advised by DeAM, Inc. (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeAM, Inc., in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeAM, Inc. of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeAM, Inc. helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeAM, Inc., both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Institutional Class shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DeAM, Inc. has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeAM, Inc. and AAMI. The Board considered extensive information regarding DeAM, Inc., including DeAM, Inc.'s and AAMI's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and sub-advisory agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeAM, Inc. and AAMI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeAM, Inc. and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeAM, Inc. during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeAM, Inc. the cost allocation methodology used to determine DeAM, Inc.'s profitability. In analyzing DeAM, Inc.'s costs and profits, the Board also reviewed the fees paid to and services provided by DeAM, Inc. and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeAM, Inc. and its affiliates as a result of DeAM, Inc.'s relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeAM, Inc.'s cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeAM, Inc. and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeAM, Inc. and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeAM, Inc. and AAMI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeAM, Inc. or AAMI, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeAM, Inc. and its affiliates) research services from third parties that are generally useful to DeAM, Inc. and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeAM, Inc.'s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeAM, Inc.'s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeAM, Inc. to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeAM, Inc.'s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeAM, Inc.'s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	88
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: Cloverleaf Transportation Inc. (trucking)	88
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	88
Martin J. Gruber (1937) Board Member since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88
Philip Saunders, Jr. (1935) Board Member since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	88
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88
Carl W. Vogt (1936) Board Member since 2006

Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak). Formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SDUAX	SDUBX	SDUCX	MGSFX
CUSIP Number	23339E 822	23339E 814	23339E 798	23339E 772
Fund Number	434	634	734	557
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SDUSX
Fund Number	2334

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2006, DWS Short Duration Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS SHORT DURATION FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$55,000	$128	$0	$0
2005	$45,150	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$309,400	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short Duration Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006